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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 23, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         1-15062                  13-4099534
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification No.)

                One Time Warner Center, New York, New York 10019
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ----------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors.

On February 23, 2006, R.E. "Ted" Turner notified the Board of Directors (the "Board") of Time Warner Inc. ("Time Warner" or the "Company") of his decision not to stand for re-election to the Board at the Company's annual meeting of stockholders in 2006. Mr. Turner will continue to serve as a director of Time Warner until the 2006 annual meeting of stockholders, which is currently expected to be held in May 2006.

In addition, in accordance with Time Warner's corporate governance policy, Ms. Carla A. Hills will retire from the Board at the Company's annual meeting of stockholders in 2006. Ms. Hills will continue to serve as a director of Time Warner until the 2006 annual meeting of stockholders.

The press release issued by Time Warner Inc. on February 24, 2006 announcing Mr. Turner's decision and Ms. Hills' retirement is filed as Exhibit 99.1 to this Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2006, the Board adopted an amendment to Section 2 of Article III of its By-laws, which became effective immediately, to establish a procedure for the Board to follow in the event a nominee for election as a director at an uncontested election receives more "withhold" votes than "for" votes. An uncontested election is one in which the number of individuals who have been nominated for election as a director is equal to, or less than, the number of authorized directors on the Board.

Under the new procedure, if a nominee in an uncontested election receives a "majority-withheld" vote, he or she must submit an offer to resign from the Board no later than two weeks after the certification by the Company of the voting results. The Board will then consider the resignation offer and may either accept the offer or decide to reject the resignation offer and seek to address the underlying cause(s) of the withhold votes. The Board is required to make its determination within 90 days following the certification of the stockholder vote and make a public announcement of its decision, including a statement regarding the reasons for its decision if the Board rejects the resignation offer.

The new procedure also provides that the Chairman of the Nominating and Governance Committee has the authority to manage the Board's review of the resignation offer, except in the circumstance in which it is the Chairman of the Nominating and Governance Committee who has received the majority-withheld vote. In such a circumstance, the remaining independent directors who did not receive a majority-withheld vote would select a director to manage the process.

Time  Warner's  By-laws,  as amended  through  February 23,  2006,  are filed as
Exhibit 3.2 to this Report.







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Item 9.01. Financial Statements and Exhibits.

Exhibit 3.2   By-laws of Time Warner Inc., as amended through February 23, 2006.

Exhibit 99.1  Press Release dated February 24, 2006 issued by Time Warner Inc.






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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TIME WARNER INC.

                                        By: /s/ Wayne H. Pace
                                           ----------------------------
                                           Name:  Wayne H. Pace
                                           Title: Executive Vice President and
                                                   Chief Financial Officer

Date:  February 24, 2006




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                                  EXHIBIT INDEX

Exhibit       Description

 3.2          By-laws of Time Warner Inc., as amended through February 23, 2006
99.1          Press release dated February 24, 2006 issued by Time Warner Inc.




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